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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   __________


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: JUNE 30, 2003
                        (Date of earliest event reported)


                               US DATAWORKS, INC.
             (Exact name of registrant as specified in its charter)


          NEVADA                   001-15385                     84-1290152
(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)


              5301 HOLLISTER ROAD, SUITE 250, HOUSTON, TEXAS 77040
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (713) 934-3855



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ITEM 5. OTHER EVENTS.

         On June 30, 2003, US Dataworks, Inc. (the "Company") entered into an agreement with an institutional investor for an equity line financing of up to $4,000,000. The institutional investor has agreed to purchase the Company's common stock at 87% percent of the volume weighted average price on the date in question during each draw down pricing period, subject to certain adjustments as set forth in the agreement. The Company may sell up to $4,000,000 of its common stock, with a minimum commitment of $1,500,000, to the institutional investor under the equity line on trading days on which the Company's closing price per share is $0.10 or more. Subject to the satisfaction of the minimum closing price and certain other conditions, the Company has the right to determine the timing and amount of each sale so long as the sale will not cause the institutional investor to own more than 4.99% of the Company's outstanding common stock. The Company will use the proceeds of the sales for general corporate purposes, including working capital.

         On June 30, 2003, the Company also sold to certain accredited investors an aggregate of $500,000 of the Company's common stock at $0.09 per share. In connection with this sale, the Company issued warrants to purchase an aggregate of 750,000 shares of the Company's common stock at an exercise price of $0.268 per share. The warrants are exercisable over a term of 3 years. The Company will use the proceeds of the sales for general corporate purposes, including working capital.

         The shares of the Company's common stock have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States, absent registration under the Securities Act or an applicable exemption from the Securities Act registration requirements.

         EXCEPT FOR HISTORICAL INFORMATION CONTAINED HEREIN, THIS CURRENT REPORT ON FORM 8-K CONTAINS FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO RISKS AND UNCERTAINTIES THAT MAY CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT MAY CAUSE SUCH A DIFFERENCE INCLUDE, BUT ARE NOT LIMITED TO, RISKS ASSOCIATED WITH THE COMPANY'S ABILITY TO ACCESS THE EQUITY LINE, INCLUDING ITS ABILITY SATISFY CERTAIN REQUIRED CONDITIONS, RISKS ASSOCIATED WITH THE VOLATILITY OF THE COMPANY'S COMMON STOCK PRICE, AND OTHER RISKS THAT COULD AFFECT THE COMPANY'S BUSINESS, FINANCIAL CONDITION AND RESULTS OF OPERATIONS AS DISCUSSED IN THE COMPANY'S PUBLIC DISCLOSURE FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY'S QUARTERLY REPORT ON FORM 10-QSB FOR THE FISCAL QUARTER ENDED DECEMBER 31, 2002. THESE FORWARD-LOOKING STATEMENTS SPEAK ONLY AS OF THE TIME HEREOF. THE COMPANY DISCLAIMS AN OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         4.1 Registration Rights Agreement dated June 30, 2003 between Icon Investors Ltd. and the Company.

         4.2 Registration Rights Agreement dated June 30, 2003 between the Company and Bonanza Master Fund Ltd, Merriman Curhan Ford & Co., D. Jonathan Merriman, Kenneth R. Werner and Gregory Curhan.

         99.1 Common Stock Purchase Agreement dated June 30, 2003 between the Company and Icon Investors Ltd.

         99.2 Securities Purchase Agreement dated June 30, 2003 between the Company and Bonanza Master Fund Ltd, Merriman Curhan Ford & Co., D. Jonathan Merriman, Kenneth R. Werner and Gregory Curhan.

         99.3 Form of Common Stock Purchase Agreement dated June 30, 2003 between the Company and each of Bonanza Master Fund Ltd and Merriman Curhan Ford & Co., D. Jonathan Merriman, Kenneth R. Werner and Gregory Curhan.



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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Dated:  July 8, 2003.

                                                  US DATAWORKS, INC.



                                                  By /s/ John S. Reiland
                                                     ---------------------------
                                                     John S. Reiland
                                                     Chief Financial Officer




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                                INDEX TO EXHIBITS



4.1 Registration Rights Agreement dated June 30, 2003 between Icon Investors Ltd. and the Company.

4.2 Registration Rights Agreement dated June 30, 2003 between the Company and Bonanza Master Fund Ltd, Merriman Curhan Ford & Co., D. Jonathan Merriman, Kenneth R. Werner and Gregory Curhan.

99.1 Common Stock Purchase Agreement dated June 30, 2003 between the Company and Icon Investors Ltd.

99.2 Securities Purchase Agreement dated June 30, 2003 between the Company and Bonanza Master Fund Ltd, Merriman Curhan Ford & Co., D. Jonathan Merriman, Kenneth R. Werner and Gregory Curhan.

99.3 Form of Common Stock Purchase Agreement dated June 30, 2003 between the Company and each of Bonanza Master Fund Ltd, Merriman Curhan Ford & Co., D. Jonathan Merriman, Kenneth R. Werner and Gregory Curhan.






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